UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 5, 2006

                      BLOODHOUND SEARCH TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

        000-29553                                       88-0492640
(Commission File Number)                      (IRS Employer Identification No.)

                       19901 Southwest Freeway, Suite 114
                              Sugar Land, TX 77479
                              --------------------
               (Address of Principal Executive Offices, Zip Code)

                                 (281) 207-5436
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 - Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities

On April 5, 2006, Bloodhound Search Technologies, Inc. (the "Registrant") issued 850,000 restricted shares of its common stock to John Abraham, who is the Chief Operating Officer of the Registrant. Such shares were issued in consideration for services to the Registrant by Mr. Abraham in his capacity as an officer. The shares were issued under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated by the Securities and Exchange Commission.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosure set forth above under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 5.02.

On April 5, 2006, the Board of Directors of the Registrant appointed John Abraham as Chief Operating Officer of the Registrant, to serve until his successor is elected and qualified. On April 5, 2006, Mr. Abraham was issued 850,000 restricted shares of the Registrant's common stock in consideration for his services to the Registrant in his capacities as an officer of the Registrant. Set forth below is a brief description of Mr. Abraham's business experience for the past five years.

Mr. Abraham has acted as consultant to various private internet companies. From May 2002 until the present, Mr. Abraham has been the General Manager of Outward Media, a company that provides consulting and other services to research and development firms in connection with bringing their innovations to market. From August 2000 until December 2002, Mr. Abraham was the Vice President of Sales of Perfect Circle Media/InterRep.

Mr. Abraham does not have any family relationships with any of the directors or executive officers of the Registrant. There were no transactions during the last two years, or any proposed transactions, to which the Registrant was or is to be a party, in which Mr. Abraham had or is to have a direct or indirect material interest.


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BLOODHOUND SEARCH TECHNOLOGIES, INC.


                                            By:    /s/ David Campbell
                                                   -----------------------------
                                            Name:  David Campbell
                                            Title: Chief Executive Officer


Date:  April 5, 2006